UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 15, 2005

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One High Ridge Park, Stamford, Connecticut 06905

(Address of principal executive offices)

(203) 461-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

ITEM 1.01. Entry into a Material Definitive Agreement.

Upon the approval of the Finance Committee of the Board of Directors of MeadWestvaco Corporation (“MeadWestvaco”) on December 15, 2005, MeadWestvaco entered into Amendment No. 1, dated as of December 1, 2005 (the “Amendment”), to the Credit Agreement, dated as of December 1, 2004, by and among MeadWestvaco, the Banks party thereto, The Bank of New York, as Administrative Agent, JPMorgan Chase Bank, National Association and Citibank, N.A., as Syndication Agents, Bank of America, N.A. and Barclays Bank PLC, as Documentation Agents, Bank of Tokyo-Mitsubishi Trust Company, ING Capital LLC, UBS AG, Stamford Branch and Wachovia Bank, National Association, as Managing Agents, and Commerzbank AG, New York and Grand Cayman Branches, Sumitomo Mitsui Banking Corporation, SunTrust Bank and William Street Commitment Corporation, as Co-Agents (the “Agreement”).

MeadWestvaco has had, and from time to time expects to continue to have, various banking and financial advisory relationships with the several lenders under the facility.

Pursuant to the Amendment, among other things, the Agreement was amended to reduce the aggregate committed availability under the credit facility from $1 billion to $750 million. The maturity date for the credit facility has been extended from December 1, 2009 to December 1, 2010. In addition, the price charged for both drawn and undrawn amounts under the facility has been reduced as set forth in the amendment.

The Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The description of the Amendment contained herein is qualified in its entirety by reference to the Amendment.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 Amendment No. 1, dated as of December 1, 2005, to the Credit Agreement, dated as of December 1, 2004, by and among MeadWestvaco Corporation, the Banks party thereto, The Bank of New York, as Administrative Agent, JPMorgan Chase Bank, National Association and Citibank, N.A., as Syndication Agents, Bank of America, N.A. and Barclays Bank PLC, as Documentation Agents, Bank of Tokyo-Mitsubishi Trust Company, ING Capital LLC, UBS AG, Stamford Branch and Wachovia Bank, National Association, as Managing Agents, and Commerzbank AG, New York and Grand Cayman Branches, Sumitomo Mitsui Banking Corporation, SunTrust Bank and William Street Commitment Corporation, as Co-Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEADWESTVACO CORPORATION

By:	/s/ Robert E. Birkenholz
Title:	Treasurer

Date: December 16, 2005

MEADWESTVACO CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit 99.1	Exhibit 99.1 Amendment No. 1, dated as of December 1, 2005, to the Credit Agreement, dated as of December 1, 2004, by and among MeadWestvaco Corporation, the Banks party thereto, The Bank of New York, as Administrative Agent, JPMorgan Chase Bank, National Association and Citibank, N.A., as Syndication Agents, Bank of America, N.A. and Barclays Bank PLC, as Documentation Agents, Bank of Tokyo-Mitsubishi Trust Company, ING Capital LLC, UBS AG, Stamford Branch and Wachovia Bank, National Association, as Managing Agents, and Commerzbank AG, New York and Grand Cayman Branches, Sumitomo Mitsui Banking Corporation, SunTrust Bank and William Street Commitment Corporation, as Co-Agents.